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                                              ORDINANCE NO. __________________

THE STATE OF TEXAS                  )
                                    )
COUNTY OF HARRIS                    )

                                    LEASE

1.       PARTIES.

         THIS LEASE is made between the CITY OF PASADENA, TEXAS, a Home Rule municipal corporation of the State of Texas ("Lessor") located at 1211 E. Southmore, Pasadena, Harris County, Texas and DOCTORS PRACTICE MANAGEMENT, INC. ("Lessee") located at 4301A Vista Drive, Pasadena, Texas.

         In consideration of the obligations of Lessee to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Lessor hereby leases to Lessee the described premises. By occupying the leased premises, Lessee shall be deemed to have accepted the same and to have acknowledged that the same comply fully with the Lessor's covenants and obligations hereunder.

2.       DESCRIPTION OF LEASED PREMISES.

         Lessor leases to Lessee and Lessee hires from Lessor the ("Premises") , a space of approximately 3,000 square feet at the west corner of the east side of the center currently known as the "Corrigan Center" ("Center") , 1001 East Shaw, Pasadena, Harris County, Texas situated on property described at Exhibit "A", attached hereto.

3.       INITIAL TERM OF LEASE.

         The space is leased for an initial term of five (5) years, to commence at a.m. on July 1, 1996, and end at 12:00 o'clock noon one June 30, 2001, or on such earlier date as this lease may terminate as provided below, except that, if any such date falls on a Sunday or holiday, then the lease shall end at 12:00 o'clock noon on the business day next preceding the above mentioned date.

4.       OPTIONAL ADDITIONAL TERM OF LEASE.

         Term: Lessee may at the expiration of the initial lease term have the option to renew for one (1) additional five (5) year term. Lessee, to effectuate such additional term, must provide landlord with written notice of such election to renew no later than one hundred eighty (180) days prior to expiration of the initial lease term.





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5.       RENT.

         a.       Initial term.

         The total annual rent for each year of the five (5) year initial lease term is the sum of Seven Thousand Two Hundred and No/100 ($7,200.00) Dollars which sum is payable in equal monthly installments of Six Hundred and No/100 ($600.00) Dollars each in advance, the first payment payable on or before the commencement of the lease and thereafter such monthly installment is due and payable on or before the first day of each calendar month during the initial term and any additional term of the lease.

         b. Optional additional term.

         In the event Lessee elects to exercise its option to renew for an additional term of five (5) years beyond the initial term such rent shall increase to Ten Thousand Eight Hundred and No/100 ($10,800.00) Dollars annually and be payable in equal monthly installments of Nine Hundred and No/100 ($900.00) Dollars, each installment payable in advance on the first day of each calendar month during such additional term.

         It is understood that the minimum guaranteed rental is payable on or before the first day of the month without offset or deduction of any nature. In the event any rent or other amount payable is not received, within ten (10) days after its due date for any reason whatsoever it is agreed that-the amount thus due shall bear interest at the maximum contractual rate which could legally be charged in the event of a loss of such amount to Lessor in the State of Texas (but in no event to exceed one and one-half percent (1 1/2%) per month) , such interest to accrue continuously on any unpaid balance due to Lessor by Lessee during the period commencing with the aforesaid due date and terminating with the date on which Lessee makes full payment of all amounts owing to Lessor at the time of said payment. Any such increase shall be payable as additional rent hereunder, shall not be considered as a deduction from rental, and shall be payable immediately on demand. Any provision under the Lease which gives Lessor the right to charge or collect interest on any past due rentals or other amounts required to be paid under the Lease may be waived by Lessor, and as an alternative to the payment of such interest and in lieu thereof, Lessor shall have the right to collect from Lessee a late fee equal to four percent (4%) of the amount of such past due rental or other amount. Lessee agrees to pay upon the demand of Lessor for each occasion for which Lessee fails to pay within five
(5) days when due the minimum guaranteed rental or other amount to be paid under the Lease, such four percent (4%) late fee.

         If Lessee fails in two (2) consecutive months to make rental payments within five (5) days after due, Lessor, in order to reduce its administrative costs, may require, by giving written notice to Lessee (and in addition to any interest accruing pursuant to the second paragraph of b. above, as well as any other rights and remedies accruing to Lessor herein, that minimum guaranteed rentals are to be paid quarterly in advance, instead of monthly and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order, and that the delivery of

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Lessee's personal or corporate check will no longer constitute a payment of rental as provided in this Lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Lessor shall not be construed as a subsequent waiver of such rights.

6.       PLACE FOR PAYMENT OF RENT.

         Lessee shall pay rent, and any additional rent as hereinafter provided, to Lessor at Lessor's above-stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction, or setoff.

7.       USE AND OCCUPANCY.

         Lessee shall use and occupy the premises as an industrial clinic and for no other purpose.

8.       COMMON AREAS.

         The term "Common Area" shall mean that part of the Center designed by Lessor from time to time for the common use of all tenants, including among other facilities, parking areas, sidewalks, landscaping, curbs, truckways, delivery passages, malls (if any), loading areas, private streets and alleys, lighting facilities, drinking fountains, meeting rooms, public toilets and the like. Lessor has not made any representations as to the identity, type, size, number of locations of buildings in the Center (other than the Demised Premises) or the tenants or occupants thereof and nothing contained in this Lease or the Exhibits and addenda attached hereto shall constitute a representation as to any such matter. Lessor reserves the right to change from time to time the dimensions and location of the Common Area as well as the dimensions, identity, and type of any buildings, parking, and common areas.

9.       CARE AND REPAIR OF PREMISES.

         Lessee shall commit no act of waste and shall take good care of the premises and the fixtures and appurtenances on it, and shall, in the use and occupancy of the premises, conform to all laws, orders, and regulations of the federal, state, and municipal governments and administrative agencies or any of their departments. All improvements made by Lessee to the premises which are so attached to the premises that they cannot be removed without material injury to the premises, shall become the property of Lessor upon installation.

         Not later then the last day of the term Lessee shall, at Lessee's expense, remove all of Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, repair all injury done in connection with the installation or removal of said property and improvements, and surrender the premises in as good condition as they were at the beginning of the term, reasonable wear, and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee or Lessee's agents, servants, visitors or licensees, excepted. All property of Lessee remaining on the premises after the last day of the term of this

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Lease shall be conclusively deemed abandoned and may be removed by Lessor, and
Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

10.      ALTERATIONS, ADDITIONS OR IMPROVEMENTS.

         Lessee takes premises as is and will at Lessee's sole cost make such interior improvements as deemed necessary after first obtaining the written consent of Lessor, as to any alterations, additions or improvements in, to or about the premises.

         All construction work done by Lessee within the Demised Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, as to cause a minimum of interference with other construction in progress and with the transaction of business in the Center. Lessee agrees to indemnify Lessor and hold Lessor harmless against any loss, liability or damage resulting from such work, and Lessee shall, if requested by Lessor, furnish bond or other security satisfactory to Lessor against any such loss, liability or damage. Lessee shall provide Lessor with copies of all invoices covering any work performed in or on the Demised Premises and shall provide proof, satisfactory to Lessor, that each invoice has been completely paid. All such alterations, additions and improvements that become affixed to the property shall become property of Lessor at termination of this Lease.

11.      EXTERIOR MAINTENANCE.

         Lessor shall maintain the foundation, the exterior walls (except plate glass windows, doors, door closure devices, and other exterior openings; window and door frames, molding, locks and hardware; special store fronts; lighting, heating, air conditioning, plumbing and other electrical, mechanical, and electromotive installation, equipment fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) and roof of the Demised Premises in good repair. Lessor, however, shall not be required to make any repairs occasioned by the acts or negligence of Lessee, its agents, employees, subtenants, invitees, licensees and concessionaires; and the provisions of the previous sentence are expressly recognized to be subject to the provisions of this Lease. In the event that the Demised Premises should become in need of repairs required to be made by Lessor hereunder, Lessee shall give immediate written notice thereof to Lessor and Lessor shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after receipt by Lessor of such written notice. Lessor's liability hereunder shall be limited to the cost of such repairs or corrections, and Lessor shall not be liable for any consequential or incidental damages which may result from any delay or failure in making such repairs.

         Lessor reserves the right to alter or remodel the exterior of the Demised Premises and building in which the Demised Premises are situated, including the roof thereof, at any time and from time to time during the term of this Lease. In connection with any such alteration or remodeling, Lessee shall permit Lessor and Lessor's contractors, agents and employees such access

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to the Demised Premises as may be reasonably required to complete all alterations or remodeling undertaken by Lessee. In the event any such remodeling requires removal of Lessee's exterior sign, Lessee shall promptly remove such sign at its expense upon request of Lessor. In such event, upon completion of such alterations or remodeling, if Lessor establishes uniform exterior sign criteria for all of the premises in the building in which the Demised Premises are located, Lessee shall erect at its own expense a new sign complying with such uniform sign criteria.

12.      UPKEEP OF PREMISES.

         Lessee shall keep the Demised Premises in good, clean, and habitable condition and shall at its sole cost and expense keep the Demised Premises free of insects, rodents, vermin and other pests and make all needed repairs and replacements, including replacement of cracked or broken glass, except for repairs and replacements required to be made by Lessor. Without limiting the coverage of the previous sentence, it is understood that Lessee's responsibilities therein include the repair and replacement of all lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures and also include all utility repairs in ducts, conduits, pipes and wiring and any sewer stoppage located in, under and above the Demised Premises. If any repairs required to be made by Lessee hereunder are not made within ten (10) days after written notice delivered to Lessee by Lessor, Lessor may at its option make such repairs without liability to Lessee for any loss or damage which may result to its stock or business by reason of such repairs; and Lessee shall pay to Lessor upon demand, as additional rent hereunder the cost of such repairs plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to Lessee in the State of Texas (but in no event to exceed one and one-half (1 1/2%) percent per month) , such interest to accrue continuously from the date of payment by Lessor until repayment by Lessee. At the expiration of this Lease, Lessee shall surrender the Demised Premises in good condition, and deliver up the Demised Premises clean and free of trash and in good repair, with all equipment situated in the Demised Premises on the beginning date of this Lease, or replacements thereof, in working order, excepting reasonable wear and tear and losses required to be restored by Lessor.

13.      CONDUCT ON PREMISES.

         Lessee shall not, without Lessor's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Demised Premises or other parts of the Center. All property kept, stored or maintained within the Premises by Lessee shall be at Lessee's sole risk.

         Lessee shall not conduct without Lessor's written consent within the Demised Premises any fire, auction, bankruptcy, "going out -of -business", "lost -our- lease", or similar sales or operate within the Demised Premises a "wholesale" or "factory outlet" store, a cooperative store, a "second hand" store, a "surplus" store or a store commonly referred to as a "discount house". Lessee shall not advertise that it sells its products or services at "discount", "cut-price", or "cut-rate" price. Lessee shall not permit any objectionable or unpleasant odors to emanate from the premises; nor

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place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Demised Premises or where the same can be seen or heard from outside the building; nor place any antenna, awning or other projection on the exterior of the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Center or unreasonably interfere with their use of their respective premises; nor do anything which would tend to injure the reputation of the Center.

         Lessee shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises. Lessee shall not do or permit anything which creates a lien upon the Premises.

         Lessee shall take good care of the Demised Premises and keep the same free from waste at all times. Lessee shall keep the Demised Premises and sidewalks, service-ways, and loading areas adjacent to the Demised Premises neat, clean and free from dirt or rubbish at all times, and shall store all trash and garbage within the Premises, arranging for regular pick-up of such trash and garbage at Lessee's expense. Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Lessor. Lessee shall not operate an incinerator or burn trash or garbage within the Center area.

         Lessee shall first obtain the written consent of Lessor for all display windows in a neat, attractive condition, and shall keep all display windows, exterior signs and lighting and maintain same in a neat, attractive condition.

         Lessee shall include the address and identity of its business activities in the Demised Premises in all advertisements made by Lessee in which the address and identity of any similar local business activity of Lessee is mentioned.

         Lessee shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and otherwise comply with all applicable laws, ordinances and governmental regulations.

14.      INDEMNITY-AND LIABILITY INSURANCE.

         a. Lessor shall not be liable to Lessee or to Lessee's employees, agents, or visitors or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Lessee, its employees, subtenants, licensees or concessionaires, or of any other person entering the Center under express or implied invitation of Lessee, or arising out of the use of the Demised Premises by Lessee and the conduct of its business therein, or arising out of any breach or default by Lessee in the performance of its obligations hereunder; and Lessee hereby agrees to indemnify Lessor and hold Lessor harmless from any loss, expense or claims arising out of such damage or injury.

         Lessee shall procure and maintain throughout the term of this Lease a policy or policies of commercial general liability insurance, at its sole cost and expense, insuring both Lessor and Lessee

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against all claims, demands or actions arising out of or in connection with
Lessee's use or occupancy of the Demised Premises, or by the condition of the Demised Premises, the limits of such policy or policies to be in an amount not less than Two Hundred Fifty Thousand and No/100 ($250,000.00) Dollars in respect of personal injuries, bodily injury to or death of any one person, and in an amount not less than Five Hundred Thousand and No/100 ($500,000.00) Dollars in respect of any one accident or disaster, and in an amount not less than One Hundred Thousand and No/100 ($100,000.00) Dollars in respect of property damaged or destroyed, and to be written by insurance companies satisfactory to Lessor. Lessee shall obtain a written obligation on the part of each insurance company to notify Lessor at least ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance shall be promptly delivered to Lessor and renewals thereof as required shall be delivered to Lessor at least thirty (30) days prior to the expiration of the respective policy terms. If Lessee should fail to comply with the foregoing requirements relating to insurance, Lessor may obtain such insurance and Lessee shall pay to Lessor on demand as additional rent hereunder the premium cost thereof plus interest at the maximum contractual rate (but in no event to exceed one and one-half percent (1 1/2%) per month) from the date of payment by Lessor until repaid by Lessee.

         b. Casualty and fire insurance.

         Lessee agrees to purchase and maintain in effect during the term of this lease, and any extension or renewal of the lease, a policy or policies of insurance written by a company or companies qualified to write insurance in the State of Texas, providing casualty and fire insurance coverage against damage to the building of which the leased premises are a part to the extent of the full insurable value of the building including the value of all improvements, alterations, additions and changes made by Lessor or Lessee. Lessee further agrees that in the event additional improvements are made during the term of this lease, or any extension or renewal of the lease, additional insurance coverage will be obtained, as described above, in an amount equal and sufficient to cover the value of the additional improvements. The cost of premiums for all policies of insurance as required here shall be paid by Lessee; such policy or policies shall be in the joint names of Lessor and Lessee, and duplicate copies shall be delivered to Lessor.

         c. Lessor, its officers, agents, and employees shall be named as additional insured parties on any original insurance policies and all renewals or replacements.

15.      ASSIGNMENT OF  SUBLEASE.

         Lessee shall not, without first obtaining the written consent of the Lessor, assign, mortgage, pledge, or encumber this Lease, in whole or in part, or sublet the premises or any part thereof. This covenant shall be binding upon the legal representatives of Lessee, and upon every person to whom Lessee's interest under this Lease passes by operation of law.


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16.      UTILITIES.

         Lessor agrees to cause to be provided and maintained the necessary mains, conduits and other facilities necessary to supply water, gas, electricity, telephone service and sewerage service to the Demised Premises.

         Lessee shall promptly pay all charges, including but not limited to any connection charges or deposits, for electricity, water, gas, telephone service, sewerage service and other utilities furnished to the Demised Premises. Lessor may, if it so elects, furnish one or more utility services to Lessee, and in such event Lessee shall purchase the use of such services as are tendered by Lessor, and shall pay on demand as additional rental the rates established therefor by Lessor which shall not exceed the rates which would be charged for the same services if furnished directly by the local public utility companies. Lessor may at any time discontinue furnishing any such service without obligation to Lessee other than to provide a connection from the Demised Premises to the public utility, if any, furnishing such service.

         Lessor shall not be liable for any interruption whatsoever in utility services not furnished by it, nor for interruptions in utility services furnished by it which are due to fire, accident, strike, acts of God or other causes beyond the control of Lessor or in order to make alterations, repairs or improvements.

17.      SIGNS, ETC.

         Prior to constructing and installing any signs, Lessee shall submit drawings to Lessor for approval. Lessee shall not, without Lessor's prior written consent, (a) make any changes to the store front or (b) install any exterior lighting, decorations, paintings, awnings, canopies or the like or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Lessor for the Center from time to time in the method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times. In addition, any erections, installation, or display allowed by this Lease shall comply with all applicable governmental laws, ordinances and regulations. At the expiration of the Lease, Lessee shall, unless notified otherwise in writing by Lessor, remove any installation or erection made under (b) or (c) above, and Lessee shall upon removal repair and make whole any and all holes or damages caused to Center on account of any installation or erection.

         No sign, placard, picture, advertisement, name, or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the building without the prior written consent of Lessor and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name, or notice without notice to and at the expense of the Lessee.


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         All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by Lessor.

         If the Lessor by a notice in writing to Lessee shall object to any painting, curtains, blinds, shades, screens or other matters attached to or hung in or used in connection with any window or door of the premises, such use of such painting, curtains, blinds, shades, screens or other matters shall be immediately discontinued by the Lessee. No awning shall be permitted on any part of the premises.

18.      DAMAGES TO BUILDING

         If the building is damaged by the fire, the elements or any other casualty during the lease term to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed fifty (50%) per cent of the replacement value of the building, exclusive of foundations, just prior to the occurrence of the damage, then Lessor may give Lessee a notice of election to terminate this Lease. In such event this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of notice, and Lessee shall surrender possession of the premises within a reasonable time thereafter, and the rent, and any additional rent, shall be apportioned as of the date of surrender and any rent paid for any period beyond such date shall be repaid to tenant.

         In any case in which use of the premises is affected by any damage to the building, there shall be either an abatement or an equitable reduction in rent depending on the period for which and the extent to which the premises are not reasonably usable for the purpose for which they are leased under this agreement. The words "restoration" and "restore" as used in this section shall include repairs. If the damage results from the fault of the Lessee, or Lessee's agents, servants visitors, or licensees, Lessee shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Lessor receives the proceeds of rent insurance in lieu of such rent.

         In the event Lessor does not elect to terminate this Lease, Lessor shall restore the building the premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments between Lessor and its insurance carrier, and Lessee shall have no right to terminate this Lease except as provided in this agreement. Lessor need not restore fixtures and improvements owned by Lessee.

         Lessor shall be entitled to all insurance proceeds in restoration of the premises.

19.       WAIVERS OF SUBROGATION.

         Notwithstanding the provisions of this Lease, in any event of loss or damage to the building, the premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party; and, to the extent possible without additional cost, each party shall obtain, for each policy of such insurance, provisions permitting waiver of any claim

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against the other party for loss or damage within the scope of such insurance, and each party, to such extent permitted, for itself and its insurers waives all such insured claims against the other party.

20.      DEFAULT.

         If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions of this agreement, Lessor may give Lessee notice of such default. If Lessee does not cure any rent, or additional rent, default within thirty (30) days, or other default within thirty (30) days, after the giving of such notice (or if such other default is of such nature that it cannot be completely cured within such period, if Lessee does not commence such curing within such thirty (30) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this Lease on not less than ten (10) days' notice to Lessee. On the date specified in the notice the term of this Lease shall terminate and Lessee shall then quit and surrender the premises to Lessor, but Lessee shall remain liable as provided herein. If this Lease shall have been so terminated by Lessor, Lessor may at any time thereafter resume possession of the premises by any lawful means and remove Lessee or other occupants and their effects.

         The liability of Lessor to Lessee for any default by Lessee under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Lessee in the Demised Premises; and Lessor shall not be personally liable for any deficiency, except that Lessor shall, subject to the provisions hereof, remain personally liable to account to Lessee for any security deposited hereunder. This clause shall not be deemed to limit or deny any remedies which Lessee may have in the event of default by Lessor hereunder, which do not involve the personal liability of Lessor.

21.      DEFICIENCY.

         In any case where Lessor has recovered possession of the premises by reason of Lessee's default, Lessor may, at Lessor's option, occupy the premises or cause the premises to be redecorated, altered, divided, consolidated with other adjoining premises, or otherwise changed or prepared for reletting, and may relet the premises or any part thereof as agent of Lessee or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of this Lease, at Lessor's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Lessor may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then to the payment of damages in amounts equal to the rent under this agreement and to the cost and expenses of performance of the other covenants of Lessee as provided in this agreement. Lessee agrees, in any such case, whether or not Lessor has relet, to pay to Lessor damages equal to the rent and other sums agreed to be paid by lessee in this agreement, less the net proceeds of the reletting, if any, and the same shall be payable by Lessee on the several rent days above specified. In reletting the premises, Lessor may grant rent concessions, and Lessee shall not be credited with such concessions. No such reletting shall constitute a surrender and acceptance or

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be deemed evidence of a surrender and acceptance. If Lessor elects, pursuant to this agreement, actually to occupy and to use the premises or any part during any part of the balance of the term as originally fixed or since extended, there shall be allowed against Lessee's obligation for rent or damages as defined in this agreement, during the period of Lessor's occupance, the reasonable value of such occupancy, not to exceed in any event the rent herein reserved and such occupancy shall not be construed as a relief of Lessee's liability under this agreement.

         Lessee waives all right of redemption to which Lessee or any person claiming under Lessee might be entitled by any law now or hereafter in force. Lessor's remedies under this agreement are in addition to any other remedies allowed by law.

22. EFFECT OF FAILURE TO INSIST ON STRICT COMPLIANCE WITH CONDITIONS.

         The failure of either party to insist on strict performance of any covenant or condition or to exercise any option contained in this agreement, shall not be construed as a waiver of such covenant, condition, or option in any other instance. This lease cannot be changed or terminated orally.

23.      COMPLIANCE WITH REGULATIONS.

         Lessor and Lessee acknowledge that there are in effect federal, state, county, and municipal laws, orders, rules, directives and regulations (collectively referred to hereinafter as the "Regulations") and that additional Regulations may hereafter be enacted or go into effect, relating to or affecting the Demised Premises or the Center, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, and conduct of business. Subject to the express rights granted to Lessee under the terms of this Lease, Lessee will not cause, or permit to be caused, any act or practice, by negligence, omission, or otherwise, that would adversely affect the environment, or do anything or permit anything to be done that would violate any of said laws, regulations, or guidelines. Moreover, Lessee shall have no claim against Lessor by reason of any changes Lessor may make in the Center or the Demised Premises pursuant to said Regulations or any charges imposed upon customers or other invitees pursuant to same.

         COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) As used herein, the term "Hazardous Material" means any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, the Federal Clean Water Act, as amended, or any other federal, state or local environmental law, regulation, ordinance, rule or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted.

         (b) Lessee, at Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county, and municipal authorities pertaining to Lessee's use of the Demised Premises and with the recorded covenants, conditions, and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Material waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public of f officer or officers, pursuant to law, which shall impose any duty upon Lessor or Lessee with respect to the use or occupation of the Demised Premises.

         (c) Lessee shall not cause or permit any hazardous Material to be brought upon, kept or used in or about the Demised Premises by Lessee, its agents, employees, contractors or Invitees without the prior written consent of Lessor. If Lessee breaches the obligations stated in this paragraph, or if the presence of Hazardous Material in the Demised Premises caused or permitted by Lessee results in contamination of the Demised Premises, or if contamination of the Demised Premises by Hazardous Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or loses (including without limitation, diminution in value of the Demised Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Demised Premises, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorneys, fees, consultant fees and expert fees (which arise during or after the Lease term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water or under the Demised Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Demised Premises caused or permitted by Lessee results in any contamination of the Demised Premises, Lessee shall promptly take all actions at its sole expense as are necessary to return the Demised premises to the condition existing prior to the introduction of any such Hazardous Material to the Demised Premises, provided that Lessor's approval of such actions shall first be obtained. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.

24.      SUBORDINATION OF LEASE.

         This lease shall be subject and subordinate to all underlying leases and to mortgages and trust -deeds which may now or later affect such leases or the real property of which the premises form a part, and also to all renewals, modifications, consolidations, and replacements of the underlying leases, mortgages and trust deeds. Although no instrument or act on the part of Lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver further instruments confirming subordination of this Lease as may be desired by the holders of the mortgages and trust deeds or by any of the Lessors under such underlying leases. Lessee appoints Lessor attorney in fact, irrevocably, to execute and deliver any such instrument for Lessee. If any underlying lease to which this lease is subject terminates, Lessee shall, on timely request, return to the owner of the reversion.

25.      SECURITY DEPOSIT.

         Lessee shall deposit with Lessor on the signing of this Lease the sum of Six Hundred and No/100 ($600.00) Dollars as security for the performance of Lessee's obligations under this Lease, including without limitation the surrender of possession of the premises to Lessor as provided in this Lease. If Lessor applies any part of the deposit to cure any default of Lessee, Lessee shall upon demand deposit with Lessor the amount so applied to that Lessor shall have the full deposit on hand at all times during the term of this Lease.

         In addition to the statutory Lessor's lien, Lessor shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer f er by reason of the breach by Lessee of any covenant, agreement or condition contained herein upon all goods, wares, equipment, fixtures, furniture, improvements, leaseholds and other personal property of Lessee presently, or which may hereafter be situated on the Demised Premises, and all other personal property of Lessee presently, or which may hereafter be situated on the Demised Premises, and all proceeds therefrom, and such property shall not be removed without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor or to become due to Lessor hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Lessee. Upon the occurrence of an event of default by Lessee, Lessor may, in addition to any other remedies provided herein, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, leaseholds and other personal property of tenant situated on the Demised Premises, without breach of peace (or by force, but only if necessary and allowed by law under the applicable circumstances) without liability for trespass or conversion and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Lessor or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least seven (7) days before the time of sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located for three (3) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys, fees and legal expense) , shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Lessee or as otherwise required by law; the Lessee shall pay any deficiencies forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the State of Texas, as well as any other state the laws of which Lessor may at any time consider to be applicable; provided however, Lessee agrees that Lessor shall have the right to file a photocopy of this Lease as a financing statement for the purpose of perfecting the security interest of the Lessor created pursuant to the provision of this paragraph. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

26.      LESSOR'S RIGHT TO CURE LESSEE'S BREACH.

         If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee. The reasonable amount of all expenses, including attorneys, fees, incurred by Lessor in so doing, whether paid by Lessor or not, shall be deemed additional rent payable on demand.

27.      MECHANICS' LIEN.

         Lessee shall within ten (10) days after notice from Lessor discharge any mechanics, liens for materials or labor claimed to have been furnished to the premises on Lessee's behalf.

28.      NOTICES.

         Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by registered or certified mail in an addressed postpaid envelope; if to Lessee, at the above described building; if to Lessor, at Lessor's address as set forth above; or, to either, at such other address as Lessee or Lessor, respectively, may designate in writing. Notice shall be deemed to have been duly given, if delivered personally, if mailed, upon the third (3rd) day after the mailing of such notice.

29.      LESSOR'S RIGHT TO INSPECTION, REPAIR, AND  MAINTENANCE.

         Lessor may enter the premises at any reasonable time, upon adequate notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspection or the making of such repairs, replacements, or additions in, to, on and about the premises or the building, as Lessor deems necessary or desirable. Lessee shall have no claim or cause of action against Lessor by reason of such entry.

30.      INTERRUPTION OF SERVICES OR USE.

         Interruption or curtailment of any service maintained in the building, if caused by strikes, mechanical difficulties, or any causes beyond Lessor's control whether similar or dissimilar to those enumerated, shall not entitle Lessee to any claim against Lessor or to any abatement in rent, and shall not constitute constructive or partial eviction, unless Lessor fails to take such measure as may be reasonable in the circumstances to restore the service without undue delay. If the premises are rendered untenantable in whole or in part, -for a period of thirty (30) business days, by the making of repairs, replacements, or additions, other than those made with Lessee's consent or caused by misuse or neglect by Lessee or Lessee's agents, servants, visitors, or licensees, there shall be a proportionate abatement of rent during the period of such untenantability.

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



31.      CONDITIONS OF LESSOR'S LIABILITY.

         Lessee shall not be entitled to claim a constructive eviction from the premises unless Lessee shall have first notified Lessor in writing of the condition or conditions giving rise to such eviction, and, if the complaints be justified, unless Lessor shall have failed within a reasonable time after receipt of such notice to remedy such conditions.

32.      EFFECT OF OTHER REPRESENTATIONS.

         No representations or promises shall be binding on the parties to this agreement except those representations and promises contained in this Lease or in some future writing signed by the party making such representations or promises.

33.      PEACEFUL ENJOYMENT.

         Lessor covenants that if, and so long as, Lessee pays the rent, and any additional rent as provided in this Lease, and performs the covenants of this Lease, Lessee shall peaceably and quietly have, hold, and enjoy the premises for the term mentioned in the Lease, subject to the provisions of this Lease.

34.      SECTION HEADINGS.

         The Section headings in this Lease are intended for convenience only and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

35.      BINDING EFFECT ON SUCCESSORS AND ASSIGNS.

         The provisions of this Lease shall apply to, bind, and inure to the benefit of Lessor and Lessee, and their respective heirs, successors, legal representatives, and assigns. It is understood that the tern "Lessor" as used in this Lease means only the owner, a mortgagee in possession, or a term Lessee of the building, so that in the event of any sale of the building or of any Lease of the building, or if a mortgagee shall take possession of the premises, the Lessor named in this Lease shall be entirely freed and relieved of all covenants and obligations of Lessor subsequently accruing under the Lease. It shall be deemed without further agreement that the purchaser, the term Lessee of the building, or the mortgagee in possession has assumed and agreed to carry out any and all covenants and obligations of the Lessor under the Lease.

36.      CONDITION OF DEMISED PREMISES

         Lessee hereby acknowledges that it has been given an opportunity to inspect the Demised Premises and the Center, and acknowledges and agrees that all facilities that are vital to the use of the Demised Premises for Lessee's intended commercial purpose are present and are in suitable condition. Lessee covenants and agrees that Lessee shall maintain and keep in good repair the roof above and around any marquee or other signage relating to Lessee's business. Lessor makes no representations or warranties, expressed or implied (Lessee hereby waiving, to the maximum extend allowed by law, the benefits thereof) , as to the condition of the Demised Premises or suitability or fitness for any purpose whatsoever. Lessor shall be under no obligation whatsoever to undertake any repairs, alterations or other work of any kind with respect to any interior portion of the Demised Premises or the Center. Lessee also acknowledges the adequacy of Lessee's opportunity to inspect and investigate both the Demised Premises and the Center in enabling Lessee to make Lessee's own determination with respect to the condition and suitability or fitness for any purpose thereof. The taking of possession of the Demised Premises by Lessee conclusively establishes that the Demised Premises and the Center were in satisfactory order and condition.

37.      LESSOR'S TERMINATION OPTION.

         Lessee agrees that Lessor upon serving Lessee with nine (9) months written notice may terminate this Lease without cause. In the event that during the first five (5) years of the Lease term, Lessor exercises its right to terminate this Lease agreement, Lessee shall not be obligated to pay the monthly rental for the final month of Lessee's occupancy and Lessor shall pay to Lessee a pro-rated portion, adjusted for depreciation, of the amount paid by Lessee for all improvements to the demised premises. The amount expended by Lessee for improvements to the demised premises shall be verified and agreed to by Lessor within ten (10) days of occupation of the premises by Lessee and that amount shall be divided into sixty (60) equal parts for the purpose of computing any reimbursements due the Lessee as the result of Lessor's termination of this lease, with each part reduced for normal depreciation.

38.      OUTDOOR RESTRICTIONS.

         Lessee agrees not to store equipment, fixtures or other merchandise outside of the Demised Premises overnight and to deposit all trash in a sealed container. Lessee also agrees that no cars or trucks (Lessee's or customers') shall be parked on the parking lot or parking areas surrounding the Demised Premises overnight without the written permission of Lessor.

39.      THIRD PARTIES.

         The terms provisions and covenants contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, assigns, successors in interest and legal representatives except as otherwise herein expressly provided and not extend to third parties.

40.      ENTIRE AGREEMENT.

         This Lease contains the entire agreement between the parties and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought. Lessee hereby acknowledges that it is not relying on any representation or promise of Lessor or of agent (if any), except as may be expressly set forth in this Lease.

41.      RELATIONSHIP OF PARTIES.

         Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than the relationship of Lessor and Lessee.

42.      GOVERNING LAWS.

         The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this Lease. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. Venue for any action under this Lease shall be the county in which rentals are due pursuant to this Lease.

         In the event the Lessee hereunder shall be a corporation, the persons executing this Lease on behalf of Lessee hereby covenant and warrant that Lessee is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Lessee to do business in the State of Texas; all franchise and corporate taxes have been paid to date; and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due.

         The contents, terms and provisions of all Exhibits and addenda, if any, which are attached hereto are incorporated herein by reference for all purposes.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this lease as of the day and year first above written, pursuant to lawful authority.

LESSEE                                    LESSOR

DOCTORS PRACTICE MANAGEMENT, INC.         CITY OF PASADENA
by its duly authorized representative


         /s/ W. Don Holt, Sr.                       /s/ John Isbell
-------------------------------------     -------------------------------------
         W. DON HOLT, SR.                          JOHN ISBELL, MAYOR


ATTESTED:                                 ATTESTED:

-------------------------------------     --------------------------------------
Name:                                     Name:
Title:                                    Title: